                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1995 between the Company and First Trust (N.A), as Trustee of FHA Title I Home Improvement Loan Trust 1995-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1995 to September 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of October, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                  Phyllis A. Knight
                                  Assistant Vice President and
                                   Assistant Controller

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1995 between the Company and First Trust National Association, as Trustee of FHA Title I Home Improvement Loan Trust 1995-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of October, 1995.

                               GREEN TREE FINANCIAL CORP.



                               BY: /s/Phyllis A. Knight
                                  -----------------------------
                                  Phyllis A. Knight
                                  Assistant Vice President and
                                   Assistant Controller

                             HOME IMPROVEMENT LOAN
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 8.15%
                               GREEN TREE TRUST
                                    1995-B
                                MONTHLY REPORT
                                September 1995


                                       Distribution Date:  10/16/95
                                       CUSIP#:  393505 FL1
                                       Trust Account:  3334061-0


A.   Collected Amount                                               $350,202.17

B.   Delinquent Payments Advanced/Recovered                            4,517.27

C.   Aggregate Repurchase Price for Contracts
     to be Repurchased                                                      .00

D.   Amount Available (A+B+C)                                        354,719.44

E.   Monthly Principal (8.15%)                                        67,995.84

     (1)   Regular Principal Payments                  $ 97,901.65
     (2)   Principal Prepayments                        129,973.70
     (3)   Delinquent Principal Advanced                 11,275.02
     (4)   Net Losses                                    11,746.49
     (5)   Contracts Repurchased due to Breach
           of Representations and Warranties
           (See attached)                                      .00
     (6)   Bankruptcy Write-Down                               .00
     (7)   Unpaid Principal from Prior Months                  .00
     (8)   Delinquent Payments Recovered                 (8,813.68)

           Total Principal                                           242,083.18

G.   Monthly Servicing Fee (.75%)                                      6,257.29

H.   Advances Reimbursed
     (1)   Prior Advances that have been recovered                    15,970.55
     (2)   Uncollectible Advances                                           .00

I.   Guaranty Fee                                                     38,383.13

J.   Shortfall ((E+F)-D)                                                    .00

K.   Guaranty Payment (lesser of J or Guaranty Amount
     from prior month)                                                      .00

L.   Aggregate Certificate Principal Balance                       9,769,573.62

M.   New Guaranty Amount (lessor of (1) Guaranty
     Amount from prior month - K or (2)L)                          1,217,947.00

N.   Remaining Principal Balance                                   9,769,573.62

O.   Pool Factor
     (1)   Previous Month Pool Factor                                 .82201094
     (2)   Current Month Pool Factor                                  .80213461

                             HOME IMPROVEMENT LOAN
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 8.15%
                               GREEN TREE TRUST
                                    1995-B
                                MONTHLY REPORT
                                September 1995

                                           Distribution Date:  10/16/95
                                           CUSIP#:  393505 FL1
                                           Trust Account:  3334061-0



P.   Aggregate Scheduled Balances and Number of Delinquent Contracts

     (a)   31-59 days                   54,833.33      9
     (b)   60-89 days                   27,980.23      4
     (c)   90 or more days              18,155.25      2

Q.   Liquidated Contracts                                             11,826.26

R.   Number of Loans Remaining                                            1,772


Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                     GT-HI
                                    1995-B
                                September, 1995
                              Defaulted Contracts



                                                         Estimated
                                         Repurchase      Loss at
Account#       Principal     Interest    Amount          Sale Date
--------       ---------     --------    ----------      ---------
[S]          [C]            [C]         [C]            [C]

15670486        4,361.33       29.62      4,390.95       4,863.02
15676804        7,385.16       50.15      7,435.31       7,981.36
              ----------      ------    ----------     ----------

TOTALS        $11,746.49      $79.77    $11,826.26     $12,844.38
              ==========      ======    ==========     ==========